Williams & Webster, P.S.

Certified Public Accountants & Business Consultants

November 10, 2006

U.S. Securities & Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, D.C. 20549

Re: Commission File Number CF# 33-19584

Dear Gentlepersons:

Attached is a letter that we wrote to PowerCold Corporation terminating the client-auditor relationship our firm had with PowerCold.

We note that no 8-K has been filed.

Sincerely,

Williams & Webster, P.S.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington

Members of Private Companies Practice Section, SEC Practice Section, AICPA and WSCPA
Bank of America Financial Center • 601 W. Riverside, Suite 1940 • Spokane, WA 99201
Phone (509) 838-5111 • Fax (509) 838-5114 • www.williams-webster.com